SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  January 16, 2009

deCODE genetics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

000-30469

04-3326704

(State or Other Juris-	(Commission	(I.R.S. Employer
diction of Incorporation)	File Number)	Identification No.)

Sturlugata 8, IS-101 Reykjavik, Iceland

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code +354-570-1900

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01  Entry into a Material Definitive Agreement.

On January 16, 2009, deCODE genetics, Inc. (“deCODE”) entered into an agreement with NBI hf., an Icelandic financial institution, pursuant to which NBI has purchased all auction rate securities owned by deCODE (the “ARS”) for an aggregate price of ISK 1,375,000,000, which represents approximately $11,000,000 at current exchange rates (the “Purchase Price”).  ISK 750,000,000 of the Purchase Price was paid on January 16, 2009 and the remainder of the Purchase Price is payable in installments on January 27, 2009 and February 13, 2009.  Pursuant to the agreement, NBI  has the put option to require deCODE to repurchase the ARS upon the earlier of (a) the sale of all or a majority of the stock of deCODE genetics ehf, deCODE’s Icelandic subsidiary, (“IE”) or a specified part of the operations of IE or (b) December 31, 2009, and deCODE has the call option to require NBI to sell the ARS to it at any time prior to December 31, 2009. The repurchase price on exercise of the put or call option (the “Repurchase Price”) will be equal to the Purchase Price plus interest from January 16, 2009 at a rate five percent (5%) above the Reykjavik Interbank Offered Rate in effect on the date payment is made less the aggregate amount of interest and principal theretofore received by NBI on the ARS.  In addition, if the aggregate amount of interest and principal received by NBI with respect to the ARS is higher than the Repurchase Price, upon deCODE’s repurchase of the ARS pursuant to the exercise of the put or call option, NBI will be required to deliver to deCODE, in addition to the ARS, an amount equal to (A) the aggregate amount of principal and interest that it received less (B) the sum of (i) the Repurchase Price and (ii) ISK 375,000,000 (approximately $3,000,000 at current exchange rates).

Item 2.01  Completion of Acquisition or Disposition of Assets.

The information set forth in the first paragraph of Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in the first paragraph of Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)        On January 21, 2009 Birgit Stattin Norinder and Linda Buck resigned as directors of deCODE genetics, Inc.  deCODE is not aware of any disagreement between it and either of such directors relating to deCODE’s operations, policies or practices.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

deCODE genetics, Inc.

	By:	/s/ KARI STEFANSSON
Kari Stefansson,
President, Chief Executive Officer

Dated: January 22, 2009